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                                                                    EXHIBIT 32.2



                            SECTION 906 CERTIFICATION


I, Amy Vidrine Samson, Chief Financial Officer of Crown Crafts, Inc. (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the period ending June 29, 2003 (the "Periodic Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 13, 2003


                                     /s/ Amy Vidrine Samson
                                     -------------------------------------------
                                     Amy Vidrine Samson, Chief Financial Officer